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                           INSIGNIA PROPERTIES TRUST

                           1997 SHARE INCENTIVE PLAN

1.       PURPOSE OF PLAN

         The purpose of the Insignia Properties Trust 1997 Share Incentive Plan (hereinafter the "Plan") is to provide for the granting of share options and restricted shares to key employees (including officers) of, trustees of, and consultants and advisors to, the Company or its Subsidiaries. The general purpose of the Plan is to promote the interests of the Company and its shareholders by providing to certain employees, trustees, consultants and advisors of the Company or its Subsidiaries additional incentives to continue and increase their efforts with respect to, and to remain in the employ or service of, the Company or its Subsidiaries.

2.       CERTAIN DEFINITIONS

         The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

         2.1 "Agreement" means the share option agreement or the restricted shares agreement specified in Section 12, both individually and collectively, as the context so requires.

         2.2 "Award" means a grant of Options and/or Restricted Shares under this Plan.

         2.3 "Board" means the Committee, if one has been appointed, or the Board of Trustees of the Company, if no Committee is appointed.

         2.4 "Cash Award" means the amount of cash, if any, to be paid to an Employee or Consultant pursuant to Section 7.5.

         2.5 "Cause" has the meaning ascribed thereto in any employment agreement to which a Holder is a party or, in the absence thereof, shall mean insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity.

         2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

         2.7 "Committee" means the Committee of the Board appointed pursuant to
Section 4, if one is appointed.

         2.8 "Company" means Insignia Properties Trust, a Maryland real estate investment trust, and any successor thereto.

         2.9 "Consultant" means (i) any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services and (ii) a trustee of the Company who qualifies as a Non-Employee Trustee, whether compensated for his or her services or not.

         2.10 "Dividend Equivalents" means, with respect to the Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Board only, an amount equal to the regular cash dividends and all other distributions (or the economic equivalent thereof) which were payable to shareholders of record during the Restriction Period on an equivalent number of Shares.


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         2.11 "Effective Date" means the date the Plan becomes effective pursuant to Section 17.

         2.12 "Employee" means any person employed by the Company or any Parent or Subsidiary, including officers and also including trustees who are also officers or are otherwise employed by any of these entities. Mere service as a trustee for a fee shall not be sufficient to constitute "employment" by the Company.

         2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

         2.14 "Fair Market Value" of a Share as of any particular date, shall be determined as follows: (i) if the Shares are listed on a national securities exchange, the closing sale price per Share on the principal exchange on which the Shares are listed as reported by such exchange on such date, (ii) if the Shares are quoted in the National Market System, the closing sale price per Share as reported by NASDAQ on such date, (iii) if the Shares are traded in the over-the-counter market but not quoted in the National Market System, the average of the closing bid and asked quotations per Share on such date as reported by NASDAQ, or any other nationally accepted reporting medium if NASDAQ quotations shall be unavailable, or (iv) if none of the foregoing applies, the fair market value of a Share on such date will be the fair value of a Share as reasonably determined in the good faith judgment of the Board.

         2.15 "Holder" means a recipient of an Award under this Plan.

         2.16 "ISO" means an "incentive share option" for the purchase of Shares that meets the requirements of Section 422(b) of the Code and that is designated by the Board as an incentive share option.

         2.17 "Non-Employee Trustee" shall mean a Non-Employee Director as defined in Rule 16b-3 of the Exchange Act, promulgated under SEC Release 34-37260 (May 31, 1996), as such Rule may be amended from time to time.

         2.18 "Nonqualified Share Option" means a share option for the purchase of Shares, other than an ISO.

         2.19 "Option" means any ISO or Nonqualified Share Option.

         2.20 "Option Share" means a Share subject to an Option.

         2.21 "Optionee" means a recipient of an Award of an Option.

         2.22 "Parent" means any "parent corporation" of the Company, whether now or hereafter existing, as such term is defined in Section 424(e) of the Code.

         2.23 "Permitted Transferee" means one or more of the following: (i) any member of the Holder's immediate family; (ii) a trust established for the exclusive benefit of one or more members of such immediate family; or (iii) a partnership in which such immediate family members are the only partners. The term "immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

         2.24 "Plan" has the meaning ascribed thereto in Section 1.

         2.25 "Restricted Shares" means Shares or the right to receive Shares, as the case may be, that are awarded to an Employee or Consultant pursuant to
Section 7 hereof and that are made subject to restrictions or conditions to vesting that are set forth in the Agreement.



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         2.26 "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares and ending on the date on which restrictions or conditions as to the vesting of Restricted Shares shall lapse, terminate or be fulfilled under the terms of the Agreement.

         2.27 "Retained Distributions" has the meaning ascribed thereto in
Section 7.3.

         2.28 "Share" means a common share of beneficial interest, par value $.01 per share, in the Company.

         2.29 "SEC" means the Securities and Exchange Commission.

         2.30 "Subsidiary" means any present or future subsidiary of the Company as such term is defined in Section 424(f) of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with the Company. An entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership or control relationship is maintained.

         2.31 "Total Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code.

3.       SHARES SUBJECT TO THE PLAN

         3.1 Number of Shares. Subject to the provisions of Section 13 and this
Section 3, the maximum aggregate number of Shares in respect of which Awards may be granted is 1,200,000. If and to the extent that an Option shall expire, terminate or be cancelled for any reason without having been exercised, the Shares subject to such expired, terminated or cancelled Option (or portion thereof) shall again become available for grants of Awards for purposes of the Plan, unless the Plan shall have terminated. In addition, any Restricted Shares which are forfeited under the terms of the Plan or any Agreement shall again become available for grants of Awards for purposes of the Plan.

         3.2 Character of Shares. Shares deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued Shares or issued Shares held in the Company's treasury, or both.

         3.3 Reservation of Shares. If necessary under the Company's charter documents, the Company shall at all times reserve a number of Shares (authorized and unissued Shares, issued Shares held in the Company's treasury, or both) equal to the maximum number of Shares that may be subject to outstanding Awards and future Awards under the Plan.

4.       ADMINISTRATION

         4.1 Powers. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Awards under the Plan and to determine the terms and conditions (which need not be identical as to different Holders) of all Awards so granted, including without limitation, (a) the purchase price, if any, of each Restricted Share, (b) the exercise price per Option Share, (c) the particular Employees and Consultants to whom, and the time or times at which, Awards shall be granted or awarded, (d) the number of Shares to be subject to each Award, (e) whether an Option shall be an ISO or a Nonqualified Share Option, (f) when and how an Option can be exercised and whether it is exercisable in whole or in installments, (g) the acceleration or, with the consent of the Optionee, deferral of the exercise date of any Option, (h) the time or times or conditions subject to which Restricted Shares shall become vested and any Cash Awards shall become payable, and (i) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section
15). The Board may authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board.

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         4.2 Factors to Consider. In making determinations hereunder, the Board may take into account the nature of the services rendered by the respective Employees and Consultants, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

         4.3 Interpretation. Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this
Section 4 shall be final, conclusive and binding on all Holders.

         4.4 Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee of at least two members, who shall be members of the Compensation Committee of the Board, both of whom shall be Non-Employee Trustees, and delegate to such Committee the authority of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its chairman and hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Notwithstanding the foregoing, the Board may designate one or more persons, who at the time of such designation are not Non-Employee Trustees, to serve on the Committee effective upon the date such person or persons qualify as Non-Employee Trustees.

5.       ELIGIBILITY

         5.1 General. Awards may be made only to individuals selected by the Board who are either (i) Employees or Consultants at the time of grant or (ii) prospective Employees or trustees of the Company or any of its Subsidiaries. The exercise of Options and the vesting of Restricted Shares granted to a prospective Employee or trustee shall be conditioned upon such person actually becoming an Employee or trustee. For purposes of the Plan, the term "prospective Employee" shall mean any person who holds an outstanding offer of employment on specific terms from the Company or any of its Subsidiaries. Awards may be made to Employees who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or its Subsidiaries. The Plan shall not confer upon any Holder any right with respect to continuation of such Holder's employment or consulting relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

         5.2 Special ISO Rule. ISOs may be granted only to Employees. No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the ISO is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date it is granted. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Share Option.

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6.       OPTIONS

         6.1 Prices. The purchase price of the Option Shares issuable upon exercise of each Option shall be determined by the Board and set forth in the applicable Agreement. Notwithstanding the foregoing, the purchase price per Option Share issuable upon exercise of each ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

         6.2 Term. The term of each Option shall be for such period as the Board shall determine, as set forth in the applicable Agreement, but not more than 10 years from the date of grant in the case of an ISO (five years in the case of ISOs granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary).

         6.3 Exercising; Vesting. An Option granted under the Plan shall vest and thereby become exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board may at any time before complete termination of such Option accelerate the time or times at which such Option vests in whole or in part (without reducing the term of such Option). Except as otherwise provided in Section 8.2, no Option shall vest before the expiration of six months after it is granted. The Board may provide that an Option vests only upon the fulfillment of certain conditions, including performance criteria applicable to the Company or Optionee.

         6.4 Means of Payment of Exercise Price. Payment of the Option purchase price shall be made in cash or in whole Shares (having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised) already owned by the Holder, or partly in cash and partly in such Common Stock; provided, however, that such payment may be made in whole or in part in Shares only if and to the extent permitted by the applicable Agreement; and further provided that exercise through "pyramiding" or similar means shall be prohibited. An Agreement may provide that Nonqualified Stock Options may be exercised pursuant to a "cashless" exercise procedure with a broker.

         6.5 Relinquishment of Nonqualified Share Options. At or prior to the exercise of a Nonqualified Share Option hereunder, the Board shall have discretion to permit an Optionee, or his heirs or other legal representative (to the extent entitled to exercise the Option under the terms thereof), in lieu of purchasing the entire number of Option Shares subject to purchase thereunder, to relinquish all or any part of the unexercised portion of such Option for cash, or, in the discretion of the Optionee, a number of Option Shares in either case equal in value to the quotient of (a) the excess of (i) the aggregate current Fair Market Value of the Option Shares issuable upon exercise of the relinquished portion of the Option over (ii) the aggregate purchase price for such Option Shares specified in the applicable Agreement, divided by (b) the then current Fair Market Value per Share. The Committee shall have discretion to determine the terms upon which such Options shall be relinquishable, subject to the applicable provisions of the Plan.

         6.6 Persons with Right to Exercise. Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her legal representative).

         6.7 Procedure for Exercise; Rights as a Shareholder; Withholding. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. The Company shall effect the transfer of the Option Shares purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the

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Company) of the stock certificate evidencing such Option Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Shares, notwithstanding the exercise of the Option. An Option may not be exercised for a fraction of an Option Share. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan. Prior to the time of issuance, the Company shall satisfy its employment tax and other tax withholding obligations by requiring the Optionee to pay the amount of withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option, subject to such restrictions or procedures, if any, as the Company deems necessary to satisfy Rule 16b-3 of the Exchange Act. The payment of such withholding tax may be by certificate or official bank check or by the delivery or withholding of a number of Shares (plus cash if necessary) having a Fair Market Value equal to the amount of such withholding tax.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Option Shares for which such Option is exercised.

7.       RESTRICTED SHARES

         7.1 Grants; Price. The Board may grant Awards of Restricted Shares, which shall vest in the Holder only after the termination or fulfillment of the restrictions or conditions specified in the Agreement. The Board (i) shall determine whether the Restricted Shares covered by Awards of Restricted Shares will be issued at the beginning or the end of a Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event Restricted Shares are to be issued at the end of the Restriction Period, and
(ii) may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Board shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration, if any, necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. Additional determinations made by the Board pursuant to this Section 7.1 shall be specified in the applicable Agreement.

         7.2 Issuance of Restricted Shares at Beginning of the Restriction Period. If Restricted Shares are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the equivalent of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company, and the Holder shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

         7.3 Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding Shares for all purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain all regular cash dividends and such other distributions, as the Board may in its sole discretion designate, pay or distribute on such Restricted Shares, and to exercise all other rights, powers and privileges of a holder of Shares with respect to such Restricted Shares; provided, however, that (a) the Holder will not be entitled to delivery of the share certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the share certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 7.2; (c) other than regular cash dividends and such other distributions with respect to the Restricted Shares as the

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Board may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

         7.4 Issuance of Shares at End of the Restriction Period. Restricted Shares issued at the end of a Restriction Period shall not constitute issued and outstanding Shares and the Holder shall not have any of the rights of a shareholder with respect to the Restricted Shares covered by an Award of Restricted Shares until a certificate or certificates for such Restricted Shares shall have been issued to the Holder (as evidenced by the appropriate entry on the books of the Company or of its duly authorized transfer agent). If and to the extent that Restricted Shares are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the Restricted Shares covered thereby as and to the extent that the Board may specify in the Agreement.

         7.5 Cash Awards. In connection with any Award of Restricted Shares, the Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such Cash Awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Board in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled to or eligible to receive from the Company.

         7.6 Completion of Restriction Period. Upon the satisfaction of any applicable restrictions, terms and conditions, (a) the appropriate portion of an Award of Restricted Shares shall become vested, (b) any Retained Distributions and unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the same extent that the Restricted Shares related thereto shall have become vested and (c) any Cash Award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and unpaid Dividend Equivalents that have been so forfeited.

8.       ACCELERATION OF OPTIONS AND RESTRICTED SHARES

         8.1 Death or Disability. If a Holder shall cease to be an Employee or Consultant by reason of the death or Total Disability of such Holder, then notwithstanding any contrary waiting period or installment period or Restriction Period in any Agreement or in the Plan: (a) in the case of Options, each then outstanding Option granted to such Holder under the Plan shall immediately become exercisable in full in respect of the aggregate number of Option Shares covered thereby and shall thereafter be exercisable for a period ending on the earlier of the date which is one year following such death or Total Disability or the scheduled expiration date of such Option, and (b) in the case of Restricted Shares, the Restriction Period applicable to each Award of Restricted Shares to such Holder shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any Cash Award payable pursuant to the applicable Agreement shall be adjusted and paid in such manner as provided in the Agreement.

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         8.2 Discretionary Acceleration. The Board, at any time before complete termination of an Option or the lapsing of restrictions on Restricted Shares, may, in its sole discretion, accelerate the time or times at which such Option may be exercised in whole or in part or accelerate the vesting of such Restricted Shares, as applicable.

         8.3 Change of Control. Except to the extent provided in the applicable Agreement (or in any other agreement, including without limitation an employment agreement between the Holder and the Company), as such Agreement or other agreement may be amended from time to time, Options granted and not previously exercisable shall not become exercisable solely because of a change of control of the Company and any Restricted Shares granted prior to the change of control shall not vest upon such change of control.

9.       TERMINATION OF SERVICE OF AN EMPLOYEE OR CONSULTANT

         9.1 General. If a Holder shall cease to be an Employee or Consultant (other than by reason of the death or Total Disability of such Holder) prior to the complete exercise of an Option (or termination, surrender or relinquishment thereof), then such Option shall thereafter be exercisable solely to the extent provided in the applicable Agreement; provided, however, that (a) no Option may be exercised after the scheduled expiration date of such Option and (b) any termination by the Company for Cause will be treated in accordance with the provisions of Section 9.2.

         9.2 Termination by Company for Cause. If a Holder shall cease to be an Employee or Consultant as a result of a termination for Cause during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option, then (a) all Options held by such Holder shall immediately terminate and (b) such Holder's rights to all Restricted Shares, Retained Distributions, unpaid Dividend Equivalents and Cash Awards shall be forfeited immediately.

         9.3 Miscellaneous. The Board may determine whether any given leave of absence constitutes a termination of Holder's status as an Employee or a Consultant. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an Employee or Consultant.

10.      RIGHT OF COMPANY TO TERMINATE EMPLOYMENT

         Nothing contained in the Plan or in any Award shall confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without Cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

11.      NONALIENATION OF BENEFITS

         11.1 General. Except for transfers by will or the laws of descent and distribution and except as otherwise provided in Section 11.2 below, no Option, Restricted Shares, Award or other right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void and of no effect. No Option, Restricted Shares, Award or other right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

         11.2 Assignability of Nonqualified Share Options. Subject to the prior consent of the Board, Nonqualified Share Options granted hereunder may be transferred by the Holder thereof to one or more Permitted Transferees; provided, however, that (a) there may be no consideration for any such transfer, (b) the Holder (or such Holder's estate or representative) shall remain obligated to satisfy all employment tax and

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other withholding tax obligations associated with the exercise of the Options,
(c) the Holder shall notify the Company in writing that such transfer has occurred, the identity and address of the Permitted Transferee and the relationship of the Permitted Transferee to the Holder and (d) such transfer shall be effected pursuant to transfer documents approved from time to time by the Board. To the extent a Nonqualified Share Option transferred pursuant to this Section 11.2 is not fully exercisable as of the date of transfer thereof, the Holder thereof shall specify in the transfer document whether and to what extent the transferred Options (if less than all of the Options subject to the applicable Agreement) are exercisable, subject to the limitations on exercisability contained in the applicable Agreement. Furthermore, to the extent the Holder transfers Options that are not exercisable as of the date of transfer and such Options are less than all of the Options subject to the applicable Agreement, the Holder shall specify in the transfer documents, subject to the limitations on exercisability contained in the applicable Agreement, when the transferred Options become exercisable as Options under the applicable Agreement. No Permitted Transferee may further assign or transfer the transferred Option otherwise than by will or the laws of the descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, to the extent provided in the approved transfer documents, the terms "Holder" and "Optionee" shall be deemed to refer also to each Permitted Transferee. The consequences of a termination of service as an Employee or Consultant described in Section 9 hereof shall continue to be applied with respect to the original Holder, and following such a termination the transferred Options shall be exercisable by the Permitted Transferee only to the extent and for the periods specified in Section 9.

12.      WRITTEN AGREEMENT

         Each Award of Restricted Shares and any right to a Cash Award shall be evidenced by a restricted shares agreement, and each grant of an Option shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as ISOs or Nonqualified Share Options, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve; provided, however, that a grant of more than one type of Award may be evidenced by a single Agreement. The effective date of the granting of an Award shall be the date on which the Board approves such grant, except that with respect to a prospective Employee or prospective Consultant where the effective date shall be the date that such individual becomes an Employee or a Consultant. Each grantee of an Option or Restricted Shares shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company and the grantee, provided that such grant of Options or Restricted Shares shall terminate (i) if such written Agreement is not signed by such grantee and delivered to the Company within 60 days after the date the Board approved such grant or (ii) if the effectiveness of such grant is conditioned upon the grantee becoming an Employee or Consultant, the execution by the grantee of an employment agreement with the Company or one of its Subsidiaries or any other similar condition, within 60 days after the occurrence of such condition, if later. Any such written Agreement shall contain such provisions as the Board deems appropriate.

13.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

         Subject to any required action by the shareholders of the Company, the Board may make or provide for such adjustments in the maximum number of Shares specified in Section 3.1 that may be issued pursuant to Awards granted hereunder and/or in the exercise price, grant price or purchase price that may be applicable to such Awards or such other adjustments in the number and kind of securities received upon the exercise of Awards, as the Board in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Holders or to otherwise recognize the effect that otherwise would result from any stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company; provided, however, that for this purpose conversion of any convertible

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securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Option Shares subject to an Option or to the number of Restricted Shares with respect to which an Award of Restricted Shares is made.

         In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Option Shares issuable upon exercise thereof, including Option Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another company with such other company being the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor company or a parent or subsidiary of such successor company, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Option Shares, including Option Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         If any merger, consolidation or similar transaction affects the Option Shares or Restricted Shares, as the case may be, subject to any unexercised or unvested Award theretofore granted under the Plan, the board or a committee of the board of directors or trustees (or equivalent governing body) of any surviving or acquiring company shall take such action as is equitable and appropriate to substitute a new award for such Award or to assume such Award in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award. If any such change or action shall occur, the number and kind of shares of stock for which Awards may be thereafter granted under the Plan shall be adjusted to give effect thereto.

14.      RIGHT OF FIRST REFUSAL

         The Agreements may contain such provisions as the Board shall determine to the effect that if a Holder elects to sell all or any Option Shares that such Holder acquired upon the exercise of an Option or upon the vesting of Restricted Shares awarded under the Plan, then such Holder shall not sell such Option Shares or Restricted Shares unless such Holder shall have first offered in writing to sell them to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than 10 business days following the date of such offer). In any such event, certificates representing Option Shares issued upon exercise of Options and the vesting of Restricted Shares shall bear a restrictive legend to the effect that transferability of such Shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the registrar of its Shares to place a stop transfer order with respect to such Shares.

15.      TERMINATION AND AMENDMENT

         15.1 General. No Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. Subject to the provisions of Section 15.2, the Board may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements, and applicable requirements

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for exemption (to the extent necessary) under Rule 16b-3 under the Exchange
Act. In particular, the following revisions or amendments shall require approval of the shareholders of the Company:

     (i) an increase in the number of Shares subject to the Plan other than in connection with an adjustment under Section 13 of the Plan;

     (ii) any change in the designation of the class of persons eligible to be granted Awards, and

     (iii) any other revision or amendment for which shareholder approval is required by any applicable rule or law.

Any amendment requiring shareholder approval under Section 15 of the Plan must be given within twelve (12) months of the Board approval of such amendment.

         15.2 Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 15.1), the Board may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (a) accelerate the time or times at which the Award may be exercised or vested and/or (b) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Board may, but solely with the Holder's consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award shall satisfy all of the requirements of the Plan as of the date such new Award is made.

         15.3 Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Holder and the Company, which agreement must be in writing and signed by the Holder and the Company.

16.      RESERVATION OF SHARES; LIABILITY FOR FAILURE TO ISSUE SHARES

         The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.      EFFECTIVENESS OF THE PLAN

         The Plan shall become effective upon approval by the vote, within six
(6) months before or after Board approval of the Plan, of a majority of the voting securities of the Company present, either in person or by proxy, and entitled to vote at a duly called and held meeting of shareholders of the Company. Prior to the Effective Date, the Board may, in its discretion, grant or authorize the making of Awards under the Plan as if the Effective Date had occurred, provided that the exercise of Options and the vesting of Restricted Shares so granted or made shall be expressly subject to the occurrence of the Effective Date.

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18.      GOVERNMENT AND OTHER REGULATIONS; CONDITION UPON ISSUANCE OF SHARES

         The obligations of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Shares may be listed. For so long as the Shares are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all sales of Shares that may be issued to Holders under the Plan and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

19.      WITHHOLDING

         The Company's obligation to deliver Shares or pay cash in respect of any Award or Cash Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements which, in the case of Options, shall be satisfied in accordance with Section 6.7 of the Plan.

20.      SEPARABILITY

         If any of the terms and provisions of this Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or Section 422 of the Code, then such terms and provisions shall be deemed inoperative to the extent they so conflict. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, however, that to the extent any Option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Share Option for all purposes of the Plan.

21.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.      EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION

         By acceptance of the grant of an Award or the payment of Cash Award, as applicable, each Holder shall be deemed to have agreed that such Award or Cash Award, as applicable, is special incentive compensation and that it will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award or Cash Award, as applicable, will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

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23.      CHOICE OF LAW

         ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MARYLAND.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of the ______ day of ______________, 1997.

                                   INSIGNIA PROPERTIES TRUST

                                   By:
                                      ---------------------------
                                            James A. Aston
                                            President




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